                                   EXHIBIT 23



                         CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the incorporation by reference in the Registration Statement No. 333-82813 on Form S-8, and in the Annual Report on Form 10-K of Talbot Bancshares, Inc., for the year ended December 31, 1999, of our report dated January 21, 2000, relating to the consolidated financial statements of Talbot Bancshares, Inc.



                                                     /S/ Stegman and Company

Baltimore, Maryland
March 29, 2000








































                                       15